WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MAY 6, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2013 OF

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2013, as supplemented on May 6, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

The section titled “Management — Investment Professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals: Stephen A. Walsh, Dennis J. McNamara and Paul E. Wynn. Mr. Walsh has been part of the portfolio management team for the fund since its inception. Mr. Wynn has been part of the portfolio management team for the fund since 2009. Mr. McNamara has been part of the portfolio management team for the fund since 2012. These investment professionals work together with a broader investment management team. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

The section titled “More on fund management — Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Dennis J. McNamara and Paul E. Wynn. Messrs. Walsh, McNamara and Wynn have each been employed by Western Asset as an investment professional for at least the past five years. Mr. Walsh has been a part of the portfolio management team for the fund since its inception in 2001. Mr. Wynn has been part of the portfolio management team for the fund since 2009. Mr. McNamara has been part of the portfolio management team for the fund since 2012. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the portfolio managers and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

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